                                      EXHIBIT 99


        Trustee's Remittance Report in  respect of the August Remittance Date.


                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

                                       6

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

                                  U. S. BANK NATIONAL ASSOCIATION
                                             AS TRUSTEE
                                  EQUICREDIT FUNDING TRUST 1997-B

                                                                                   PYMT PER FROM DATE        DECEMBER 15, 1997
                                                                                   PYMT PER TO DATE          JANUARY 15, 1998

                                                                                       PER $1,000          PER $1,000
                                                                                      ORIGINAL BAL        ORIGINAL BAL
                                                                                        CLASS A-1          CLASS A-2
                                                                                   -------------------   --------------
                                                                                      28,390,000.00      18,290,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)..........................   23,187,183.07      816.73769179
CLASS A-2 PRINCIPAL BALANCE (Beginning)..........................   18,290,000.00                        1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)..........................   31,700,000.00
CLASS A-4 PRINCIPAL BALANCE (Beginning)..........................   17,270,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)..........................   24,800,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)..........................   12,750,000.00
CLASS A-7 PRINCIPAL BALANCE (Beginning)..........................   14,800,000.00
CLASS A-8 PRINCIPAL BALANCE (Beginning)..........................   24,233,659.51
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)....................  142,797,183.07     5029.84089715      7807.39109185
Variable Rate POOL PRINCIPAL BALANCE (Beginning).................   24,233,659.51
Total POOL PRINCIPAL BALANCE (Beginning).........................  167,030,842.58     5883.43933005      9132.35880700

ENDING CLASS A-1 PRINCIPAL BALANCE...............................   20,725,883.85      730.04169954
ENDING CLASS A-2 PRINCIPAL BALANCE...............................   18,290,000.00                        1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE...............................   31,700,000.00
ENDING CLASS A-4 PRINCIPAL BALANCE...............................   17,270,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE...............................   24,800,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE...............................   12,750,000.00
ENDING CLASS A-7 PRINCIPAL BALANCE...............................   14,800,000.00
ENDING CLASS A-8 PRINCIPAL BALANCE...............................   23,727,504.56
Fixed Rate POOL PRINCIPAL BALANCE (Ending).......................  140,335,883.85     4943.14490490      7672.82033078
Variable Rate POOL PRINCIPAL BALANCE (Ending)....................   23,727,504.56
Total POOL PRINCIPAL BALANCE (Ending)............................  164,063,388.41     5778.91470271      8970.11418316


                                                                       PER $1,000         PER $1,000      PER $1,000
                                                                      ORIGINAL BAL       ORIGINAL BAL    ORIGINAL BAL
                                                                       CLASS A-3          CLASS A-4       CLASS A-5
                                                                   ------------------   --------------  --------------
                                                                      31,700,000.00     17,270,000.00   24,800,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-2 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-3 PRINCIPAL BALANCE (Beginning)..........................     1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)..........................                       1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)..........................                                       1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-7 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-8 PRINCIPAL BALANCE (Beginning)..........................
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)....................     4504.64299905     8268.51088998   5757.95093024
Variable Rate POOL PRINCIPAL BALANCE (Beginning).................
Total POOL PRINCIPAL BALANCE (Beginning).........................     5269.11175331     9671.73379155   6735.11462016
ENDING CLASS A-1 PRINCIPAL BALANCE...............................
ENDING CLASS A-2 PRINCIPAL BALANCE...............................
ENDING CLASS A-3 PRINCIPAL BALANCE...............................     1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE...............................                       1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE...............................                                       1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE...............................
ENDING CLASS A-7 PRINCIPAL BALANCE...............................
ENDING CLASS A-8 PRINCIPAL BALANCE...............................
Fixed Rate POOL PRINCIPAL BALANCE (Ending).......................     4426.99949054     8125.99211639   5658.70499395
Variable Rate POOL PRINCIPAL BALANCE (Ending)....................
Total POOL PRINCIPAL BALANCE (Ending)............................     5175.50121167     9499.90668269   6615.45921008


                                                                     PER $1,000      PER $1,000      PER $1,000
                                                                    ORIGINAL BAL    ORIGINAL BAL    ORIGINAL BAL
                                                                     CLASS A-6       CLASS A-7       CLASS A-8
                                                                   --------------  --------------  --------------
                                                                   12,750,000.00   14,800,000.00   27,000,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-2 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-3 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-4 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-5 PRINCIPAL BALANCE (Beginning)..........................
CLASS A-6 PRINCIPAL BALANCE (Beginning)..........................  1000.00000000
CLASS A-7 PRINCIPAL BALANCE (Beginning)..........................                   1000.00000000
CLASS A-8 PRINCIPAL BALANCE (Beginning)..........................                                   897.54294481
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)....................  11199.77906431   9648.45831554
Variable Rate POOL PRINCIPAL BALANCE (Beginning).................                                   897.54294481
Total POOL PRINCIPAL BALANCE (Beginning).........................  13100.45824157  11285.86774189  6186.32750296

ENDING CLASS A-1 PRINCIPAL BALANCE...............................
ENDING CLASS A-2 PRINCIPAL BALANCE...............................
ENDING CLASS A-3 PRINCIPAL BALANCE...............................
ENDING CLASS A-4 PRINCIPAL BALANCE...............................
ENDING CLASS A-5 PRINCIPAL BALANCE...............................
ENDING CLASS A-6 PRINCIPAL BALANCE...............................   1000.00000000
ENDING CLASS A-7 PRINCIPAL BALANCE...............................                   1000.00000000
ENDING CLASS A-8 PRINCIPAL BALANCE...............................                                   878.79646519
Fixed Rate POOL PRINCIPAL BALANCE (Ending).......................  11006.73598824   9482.15431419
Variable Rate POOL PRINCIPAL BALANCE (Ending)....................                                   878.79646519
Total POOL PRINCIPAL BALANCE (Ending)............................  12867.71673804  11085.36408176  6076.42179296
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